Filed Pursuant to Rule 497(c)
                                                   1933 Act File No. 033-21718
                                                   1940 Act File No. 811-05549

PROSPECTUS
JANUARY 31, 2006

                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS

REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

                                 1-800-773-9665
                             WWW.REYNOLDSFUNDS.COM

PROSPECTUS                                                     JANUARY 31, 2006

                                 REYNOLDS FUNDS

   The Reynolds Funds are a family of three No-Load mutual funds consisting of:

                       o REYNOLDS BLUE CHIP GROWTH FUND
                       o REYNOLDS OPPORTUNITY FUND
                       o REYNOLDS FUND

   Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Reynolds Funds invest and the services they offer to shareholders.

   Our goal in designing our family of Funds is to provide you a convenient way to save and invest for your current and future needs. All of our Funds are No-Load so you do not pay any commissions or deferred sales loads.

   The Reynolds Funds are diversified portfolios of common stocks that include three portfolios: (1) the BLUE CHIP GROWTH FUND emphasizes investments in "blue chip" growth companies; (2) the OPPORTUNITY FUND emphasizes investments in "blue chip" companies in addition to emerging growth companies; and (3) the REYNOLDS FUND is a general stock fund that owns companies of all types and sizes.

   Included with this Prospectus you should receive an Annual Report (or Semiannual report when appropriate) describing the holdings of all the Reynolds Funds. In addition we have a full range of retirement accounts including IRAs, IRA Rollovers and other retirement vehicles. You can request an IRA kit or other retirement plan information that will have all the applications and forms.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(800) 773-9665                                                  (800) 7REYNOLDS
Wood Island, Third Floor
80 East Sir Francis Drake Boulevard
Larkspur, California 94939

                               TABLE OF CONTENTS

Summary Information
  about the Reynolds Funds                                                   1
Investment Objectives and Strategies                                         7
Disclosure of Portfolio Holdings                                             7
Management of the Funds                                                      7
The Funds' Share Price                                                       8
Purchasing Shares                                                            8
Redeeming Shares                                                            11
Market Timing Procedures                                                    14
Exchanging Shares                                                           14
Dividends, Distributions and Taxes                                          15
Account Services and Policies                                               15
Financial Highlights                                                        16

                              SUMMARY INFORMATION
                            ABOUT THE REYNOLDS FUNDS

THE REYNOLDS FUNDS

INVESTMENT OBJECTIVES

   REYNOLDS BLUE CHIP GROWTH FUND

   Reynolds Blue Chip Growth Fund seeks long-term capital appreciation.

   REYNOLDS OPPORTUNITY FUND

   Reynolds Opportunity Fund seeks long-term capital appreciation.

   REYNOLDS FUND

   Reynolds Fund seeks long-term capital appreciation.

PRINCIPAL EQUITY INVESTMENT STRATEGIES

   Each of the Funds generally invests in common stocks of United States companies and generally invests in "growth" companies. These are companies that our investment adviser believes will have growth that is faster than the average publicly traded company. Our Adviser believes that when a company grows faster than the economy in general, the market will eventually recognize this successful long-term record by valuing the company's stock at a higher price.

   Many of these companies are well-established growth companies commonly referred to as "blue chip" companies. The "blue chip" companies invested in by the Funds are important factors in their respective industries and their stocks are widely held by individual and institutional investors. When purchasing "blue chip" companies for the Funds our Adviser looks for companies that have some or all of the following attributes:

   o   a presence in expanding industries

   o   a superior and pragmatic growth strategy

   o   proprietary products, processes or services

   o   a potential for above-average unit and earnings growth

   Each of the Funds, and particularly the Opportunity Fund and the Reynolds Fund, will invest in companies which are not now "blue chip" companies, but which our Adviser believes have the potential to become "blue chip" companies. Many of these companies are smaller capitalization companies. When purchasing companies that are not now "blue chip" companies, but which have the potential to become "blue chip" companies, our Adviser looks for companies that may be:

   o   leading companies in smaller industries

   o lesser known companies moving from a lower to a higher market share position within their industry group

   Our Adviser will generally sell a portfolio security when the Adviser believes:

   o   the security has achieved its value potential

   o   changing fundamentals signal a deteriorating value potential

   o   other securities have a better performance potential

   While the Reynolds Fund will generally invest in "growth" companies, it may also invest in "value" stocks. The Reynolds Fund is a general stock fund and may purchase securities with borrowed funds.

   Our Adviser bases investment decisions on company specific factors (bottom-up investment approach) and general economic conditions (top-down approach) when selecting investments for the Funds. Each of the Funds is widely diversified and our Adviser will try to have each of the Funds invest in a number of industries. Our Adviser also believes in investing in a number of companies in each industry if the companies meet his investment criteria.

PRINCIPAL RISKS

   Investors in the Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

   o STOCK MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   o GROWTH INVESTING RISK: The Adviser may be wrong in its assessment of a company's potential for growth and the stocks the Funds hold do not grow as the Adviser anticipates. From time to time "growth" investing falls out of favor with investors. During these periods, the Funds' relative performance may suffer.

   o TECHNOLOGY COMPANIES RISK: Each of the Funds may invest in technology companies. Technology companies may be subject to greater business risks and more sensitive to changes in economic conditions than other companies. Company earnings in this sector may fluctuate more than those of other companies because of short product cycles (technological obsolescence) and competitive pricing. Investors' enthusiasm for technology stocks can also change dramatically. Accordingly technology stock prices may fall sharply.

   o MEDIUM CAPITALIZATION COMPANIES RISK: Each of the Funds may invest in medium capitalization companies. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

   o SMALLER CAPITALIZATION COMPANIES RISK: Each of the Funds may invest in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

   o EARLY STAGE COMPANIES RISK: Each of the Funds may invest in "early stage companies." Early stage companies are companies that are in a relatively early stage of development with small market capitalizations. Early stage companies are subject to the same risks as small cap companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry.
       They may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

   o LEVERAGE RISK (REYNOLDS FUND ONLY): When the Reynolds Fund purchases securities with borrowed funds, it engages in a speculative investment practice called "leverage." When the Reynolds Fund engages in "leverage," it has the potential to incur losses greater than if it had not engaged in leverage.

   o HIGH PORTFOLIO TURNOVER RISK: The Funds may incur high portfolio turnover as a consequence of taking temporary defensive positions. Also some investors in the Funds may engage in market timing strategies which may necessitate portfolio transactions by the Funds. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which these Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

   o MARKET TIMING RISK: Frequent purchases and redemptions of Fund shares by a shareholder may harm other shareholders of the Funds by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Funds will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Funds. In such event, the Funds' Board of Directors may reconsider its decision not to adopt policies and procedures.

   Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Funds.

PERFORMANCE

   The bar charts and tables that follow provide some indication of the risks of investing in the Funds by showing changes in their performance from year to year and how their average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                         REYNOLDS BLUE CHIP GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                    1996                              28.22%
                    1997                              31.48%
                    1998                              54.12%
                    1999                              50.98%
                    2000                             -31.82%
                    2001                             -28.98%
                    2002                             -36.56%
                    2003                              41.82%
                    2004                              -1.43%
                    2005                              -3.33%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 33.53% (quarter ended December 31, 1999) and the lowest total return for a quarter was -26.18% (quarter ended December 31, 2000).

   After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS                     PAST        PAST 5      PAST 10
ENDING DECEMBER 31, 2005)                    YEAR        YEARS        YEARS
-------------------------                    ----        -----        -----
Reynolds Blue Chip
  Growth Fund
    Return Before Taxes                     -3.33%       -9.45%       5.00%
    Return After Taxes
      on Distributions                      -3.33%       -9.45%       4.89%
    Return After Taxes
      on Distributions and
    Sale of Fund Shares                     -2.16%       -7.77%       4.33%
S&P 500(1)<F1>(2)<F2>                        4.91%        0.54%       9.07%

(1)<F1> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(2)<F2>   Reflects no deduction for fees, expenses or taxes.

                           REYNOLDS OPPORTUNITY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                    1996                              14.13%
                    1997                              14.58%
                    1998                              59.14%
                    1999                              71.58%
                    2000                             -35.65%
                    2001                             -31.12%
                    2002                             -42.15%
                    2003                              76.83%
                    2004                              -3.76%
                    2005                              -9.95%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 42.20% (quarter ended
       December 31, 1999) and the lowest total return for a quarter was -29.36% (quarter ended September 30, 2001).

   After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS                     PAST        PAST 5      PAST 10
ENDING DECEMBER 31, 2005)                    YEAR        YEARS        YEARS
-------------------------                    ----        -----        -----
Reynolds
  Opportunity Fund
    Return Before Taxes                     -9.95%       -9.39%       3.45%
    Return After Taxes
      on Distributions                      -9.97%       -9.72%       3.16%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares                   -6.43%       -7.74%       2.98%
S&P 500(1)<F3>                               4.91%        0.54%       9.07%

(1)<F3>   Reflects no deduction for fees, expenses or taxes.

                                 REYNOLDS FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                    2000                             -40.70%
                    2001                             -33.41%
                    2002                             -42.00%
                    2003                             121.94%
                    2004                              -2.40%
                    2005                             -19.10%

Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 55.56% (quarter ended June 30, 2003) and the lowest total return for a quarter was -37.14% (quarter ended December 31, 2000).

   After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

                                                                 SINCE THE
AVERAGE ANNUAL TOTAL                                           INCEPTION DATE
RETURNS (FOR THE PERIODS                PAST      PAST 5        OF THE FUND
ENDING DECEMBER 31, 2005)               YEAR       YEARS     (OCTOBER 1, 1999)
-------------------------               ----       -----     -----------------
Reynolds Fund
    Return Before Taxes                -19.10%    -7.51%           -8.88%
    Return After Taxes
      on Distributions                 -19.10%    -7.51%           -8.88%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares              -12.42%    -6.22%           -7.24%
S&P 500(1)<F4>                           4.91%     0.54%            1.13%

(1)<F4>   Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                    REYNOLDS
                                   BLUE CHIP       REYNOLDS
                                     GROWTH      OPPORTUNITY      REYNOLDS
                                      FUND           FUND           FUND
                                   ---------     -----------      --------
Maximum Sales                      No Sales       No Sales        No Sales
  Charge (Load)                    Charge         Charge          Charge
  Imposed on
  Purchases (as a
  percentage of
  offering price)
Maximum                            No             No              No
  Deferred Sales                   Deferred       Deferred        Deferred
  Charge (Load)                    Sales          Sales           Sales
                                   Charge         Charge          Charge
Maximum Sales                      No Sales       No Sales        No Sales
  Charge (Load)                    Charge         Charge          Charge
  Imposed on
  Reinvested
  Dividends And
  Distributions
Redemption Fee                     None(1)<F5>    None(1)<F5>     None(1)<F5>
Exchange Fee                       None           None            None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                    REYNOLDS
                                   BLUE CHIP       REYNOLDS
                                     GROWTH      OPPORTUNITY      REYNOLDS
                                      FUND           FUND           FUND
                                   ---------     -----------      --------
Management Fees                      1.00%          1.00%          1.00%
Distribution and/or
  Service (12b-1) Fees               0.08%          0.17%          0.06%
Other Expenses
  Interest Expense                   0.02%          0.04%          1.38%
  All Remaining
    Other Expenses                   0.70%          1.01%          0.85%
  Total Other Expenses               0.72%          1.05%          2.23%
Total Annual Fund
  Operating Expenses                 1.80%          2.22%          3.29%
Expense
  Reimbursement                        --           0.18%(2)<F6>     --
Net Expenses                         1.80%          2.04%          3.29%

(1)<F5>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F6> The Adviser has agreed to reimburse the Opportunity Fund to the extent necessary to insure that Total Annual Fund Operating Expenses (less interest expense) do not exceed 2.00%.

EXAMPLE

   This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 YEAR       3 YEARS       5 YEARS      10 YEARS
                            ------       -------       -------      --------
Reynolds
  Blue Chip
  Growth Fund                $183          $566          $975        $2,116
Reynolds
  Opportunity Fund           $207          $640        $1,098        $2,369
Reynolds
  Fund                       $332        $1,013        $1,717        $3,585

                             INVESTMENT OBJECTIVES
                                 AND STRATEGIES

THE REYNOLDS FUNDS

   Each of the Funds seeks long-term capital appreciation. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Funds might not appreciate and investors could lose money.

   The Funds mainly invest in common stocks of United States companies.
However, each may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Funds will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

   When making investment decisions, our Adviser considers the tax consequences of the Funds' portfolio transactions. For example, once our Adviser has determined that a particular company warrants inclusion in the portfolios of one or more of the Funds, he may have the Fund(s) hold that company's stock even if the stock is temporarily underperforming.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

   The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of its portfolio holdings.

                            MANAGEMENT OF THE FUNDS

REYNOLDS CAPITAL MANAGEMENT MANAGES THE FUNDS' INVESTMENTS.

   Reynolds Capital Management (the "Adviser") is the investment adviser to each of the Reynolds Funds. The Adviser's address is:

        Wood Island, Third Floor
        80 East Sir Francis Drake Boulevard
        Larkspur, CA  94939

   As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the Blue Chip Growth Fund, the Opportunity Fund and the Reynolds Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

Reynolds Blue Chip Growth Fund               1.00%
Reynolds Opportunity Fund                    1.00%
Reynolds Fund                                1.00%

   A discussion regarding the basis for the Board of Directors approving the investment advisory agreements for the Funds with the Adviser is available in the Funds' semi-annual report to shareholders for the most recent period ended March 31.

   Frederick L. Reynolds is primarily responsible for the day-to-day management of the portfolios of the Funds and has been so since their inception. He is their portfolio manager. Mr. Reynolds is the sole proprietor of the Adviser and has been conducting an investment advisory business as Reynolds Capital Management since 1985.

   The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds.

DISTRIBUTION FEES

   Each of the Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

   The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. Each Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY and it will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

   If market quotations are not readily available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

1. Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

   A.  NEW ACCOUNTS
       o   All accounts                               $1,000

   B.  EXISTING ACCOUNTS
       o   Dividend reinvestment                  No Minimum
       o   Automatic Investment Plan                  $   50
       o   All other accounts                          $ 100

3. Complete a Purchase Application for the Funds, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-773-9665 or 1-414-765-4124.

   In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.

   If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

4. Make your check payable to the full name of the Reynolds Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.
   U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

5. Send the application and check to:

   BY FIRST CLASS MAIL

   Reynolds Funds
   c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701

   BY OVERNIGHT DELIVERY SERVICE
   OR EXPRESS MAIL

   Reynolds Funds
   c/o U.S. Bancorp Fund Services, LLC
   3rd Floor
   615 East Michigan Street
   Milwaukee, WI 53202-5207

   PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

   You may purchase shares by wire transfer.

   Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-773-9665 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

   Subsequent Investments by Wire - Please call 1-800-773-9665 or
   1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. YOU SHOULD WIRE FUNDS TO:

   U.S. Bank, N.A.
   777 East Wisconsin Avenue
   Milwaukee, WI 53202
   ABA #075000022

   CREDIT:
   U.S. Bancorp Fund Services, LLC
   Account #112-952-137

   FURTHER CREDIT:
   (name of Fund to be purchased)
   (shareholder registration)
   (shareholder account number)

   PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

6. If you wish to make subsequent investments by telephone, you must complete the appropriate section of the Purchase Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House
   (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received by U.S. Bancorp Fund Services, LLC. Subsequent investments may be made by calling 1-800-773-9665. Purchases must be in amounts of $100 or more and may not be used for initial purchases of a Fund's shares. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

PURCHASING SHARES FROM BROKER-DEALERS,
FINANCIAL INSTITUTIONS AND OTHERS

   Some broker-dealers may sell shares of the Reynolds Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

   The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to receive purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Funds. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

   The Funds may reject any Purchase Application for any reason. The Funds will not accept purchase orders made by telephone unless a shareholder has elected the telephone purchase option or the purchase order is from a Servicing Agent which has an agreement with the Fund. Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

   The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

   The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

   o   Traditional IRA
   o   Roth IRA
   o   Coverdell Education Savings Account
   o   SEP-IRA
   o   Simple IRA
   o   401(k) Plan
   o   403 (b)(7) Custodial Accounts

   Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-773-9655. The Reynolds Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1. Prepare a letter of instruction containing:

   o   the name of the Fund(s)

   o   account number(s)

   o   the amount of money or number of shares being redeemed

   o   the name(s) on the account

   o   daytime phone number

   o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-773-9655 or 1-414-765-4124 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. Have the signatures guaranteed in the following situations:

   o   The redemption request exceeds $25,000.

   o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

   o The redemption proceeds are to be sent to an address other than the address of record.

   o   The redemption request is made within 30 days after an address change.

   o   When ownership on an account is changed.

   o   To change bank information on your account.

   o Any redemption transmitted by Federal wire transfer to a bank other than the bank of record.

   In addition to the instances described above, the Funds and/or the transfer agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

4. Send the letter of instruction to:

   BY FIRST CLASS MAIL

   Reynolds Funds
   c/o U.S. Bancorp Fund Services, LLC
   Shareholder Services Center
   P. O. Box 701
   Milwaukee, WI  53201-0701

   BY OVERNIGHT DELIVERY
   SERVICE OR EXPRESS MAIL

   Reynolds Funds
   c/o U.S. Bancorp Fund Services, LLC
   3rd Floor
   615 East Michigan Street
   Milwaukee, WI  53202-5207

PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY
TELEPHONE

1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665 or 1-414-765-4124.
   PLEASE DO NOT CALL THE FUND OR THE ADVISER.

4. Telephone redemptions must be in amounts of $1,000 or more but may not exceed $25,000.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of fund shares for certain account types.

   o If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

PAYMENT OF REDEMPTION PROCEEDS

   o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

   o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

   o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Funds, shareholders should consider the following:

   o   The redemption may result in a taxable gain.

   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

   o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions only to a pre-determined bank account or to the address of record. Payment to any other address or account will require a written redemption request with signatures guaranteed.

   o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

   o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

   o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

   o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

                            MARKET TIMING PROCEDURES

   Frequent purchases and redemptions of shares of the Funds by a shareholder may harm other shareholders by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Funds because the Funds currently are not experiencing frequent purchases and redemptions of shares that are disruptive to the Funds.

   The officers of the Funds receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Directors any such unusual trading in shares of the Funds that is disruptive to the Funds. In such event, the Funds' Board of Directors may reconsider its decision not to adopt policies and procedures.

                               EXCHANGING SHARES

   Shares of any of the Reynolds Funds may be exchanged for:

   o   Reynolds Blue Chip Growth Fund
   o   Reynolds Opportunity Fund
   o   Reynolds Fund
   o   First American Treasury Obligation Fund

at the relative net asset values. Reynolds Blue Chip Growth, Reynolds Opportunity and Reynolds Fund are advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Treasury Obligations Fund. Neither U.S. Bancorp Fund Services, LLC nor First American Treasury Obligations Fund is affiliated with the Reynolds Funds or the Adviser.

   You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.

HOW TO EXCHANGE SHARES

1. Read this Prospectus (and the prospectus for the First American Treasury Obligations Fund, if applicable) carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665. You may also make an exchange by writing to Reynolds Funds, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

   This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Adviser of an investment in any of the foregoing mutual funds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each of the Funds distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

   o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-773-9665.

   If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Fund.

   If you elect to receive distributions and capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account. The reinvestment will be at such Fund's current net asset value and all subsequent distributions will also be reinvested.

   Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Funds expect that their distributions will consist primarily of long-term capital gains.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

   Through an electronic Voice Response Unit (VRU) the Funds offer 24-hour-a-day shareholder service both by telephone and on the Internet. Just call 1-800-773-9665 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEB SITE

   Visit Reynolds Funds' site at:
                          http://www.reynoldsfunds.com

   You can view your account list, account detail (including account balances), transaction history, distributions and Fund prices through the Funds' Web site. The Funds are committed to protecting your personal financial security and have strict measures in place to ensure that others will never have access to your personal financial information.

   Once you have established an account in a Reynolds Fund, and you have received your account number, you can go to our website at www.reynoldsfunds.com to establish a personal identification number ("PIN") which allows you to access your account information online. If you forget, misplace or have difficulty establishing your PIN online, please contact a Shareholder Services Representative at 1-800-773-9665.

                              FINANCIAL HIGHLIGHTS

   The financial highlights tables are intended to help you understand the Funds financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report which is available upon request.

                         REYNOLDS BLUE CHIP GROWTH FUND

                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2005           2004           2003           2002           2001
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                       $26.98         $27.93         $19.61         $29.73         $66.57
Income from investment operations:
   Net investment loss*<F7>                               (0.34)         (0.40)         (0.22)         (0.25)         (0.38)
   Net realized and unrealized gains (losses)
     on investments                                        2.84          (0.55)**<F8>    8.54          (9.87)        (36.46)
                                                         ------         ------         ------         ------         ------
Total from investment operations                           2.50          (0.95)          8.32         (10.12)        (36.84)

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distribution from net realized gains                      --             --             --             --             --
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --             --             --             --             --
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $29.48         $26.98         $27.93         $19.61         $29.73
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                              9.27%         (3.44%)        42.43%        (34.04%)       (55.34%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000s $)                   54,441         84,210        138,903         80,033        182,742
   Ratio of expenses to average net assets                1.80%          1.63%          1.74%          1.51%          1.35%
   Ratio of net investment loss
     to average net assets                               (1.18%)        (1.33%)        (0.88%)        (0.82%)        (0.82%)
   Portfolio turnover rate                               167.6%          94.0%          83.7%          67.0%          35.8%

 *<F7> Net investment loss per share is calculated using average shares outstanding.
**<F8> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

                           REYNOLDS OPPORTUNITY FUND

                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2005           2004           2003           2002           2001
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                       $16.89         $18.28         $11.24         $16.82         $43.31
Income from investment operations:
   Net investment loss*<F9>                               (0.29)         (0.38)         (0.23)         (0.23)         (0.37)
   Net realized and unrealized gains (losses)
     on investments                                        1.73          (0.27)          7.27          (5.31)        (25.47)
                                                         ------         ------         ------         ------         ------
Total from investment operations                           1.44          (0.65)          7.04          (5.54)        (25.84)

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distributions from net realized gains                  (1.30)         (0.74)            --          (0.04)         (0.65)
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (1.30)         (0.74)            --          (0.04)         (0.65)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $17.03         $16.89         $18.28         $11.24         $16.82
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                              8.68%         (4.29%)        62.63%        (33.02%)       (60.44%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000s $)                   13,118         18,855         26,446         14,065         27,794
   Ratio of expenses (after reimbursement)
     to average net assets**<F10>                         2.07%          1.96%          2.02%          1.87%          1.74%
   Ratio of net investment loss
     to average net assets***<F11>                       (1.74%)        (1.87%)        (1.56%)        (1.33%)        (1.29%)
   Portfolio turnover rate                                97.5%          65.7%          88.4%         195.0%          74.0%

   *<F9> Net investment loss per share is calculated using average shares outstanding.
 **<F10> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2005, the ratio would have been 2.22%.
***<F11> If the Fund had paid all of its expenses for the year ended September 30, 2005, the ratio would have been (1.89%).

                                 REYNOLDS FUND

                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2005           2004           2003           2002           2001
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                       $ 5.39         $ 6.01         $ 3.01         $ 4.35         $13.14
Income from investment operations:
   Net investment loss*<F12>                              (0.17)         (0.16)         (0.11)         (0.06)         (0.09)
   Net realized and unrealized gains (losses)
     on investments                                        0.54          (0.46)          3.11          (1.28)         (8.70)
                                                         ------         ------         ------         ------         ------
Total from investment operations                           0.37          (0.62)          3.00          (1.34)         (8.79)

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distribution from net realized gains                      --             --             --             --             --
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --             --             --             --             --
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 5.76         $ 5.39         $ 6.01         $ 3.01         $ 4.35
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                              6.86%        (10.17%)        99.67%        (30.80%)       (66.89%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000s $)                   19,265         33,794         32,728         10,481         20,136
   Ratio of expenses to average net assets**<F13>         3.29%          2.29%          2.82%          2.07%          1.66%
   Ratio of net investment loss to
     average net assets***<F14>                          (3.02%)        (2.24%)        (2.41%)        (1.41%)        (0.89%)
   Portfolio turnover rate                               142.9%          79.5%         119.9%         408.5%         275.5%

  *<F12> Net investment loss per share is calculated using average shares outstanding.
 **<F13> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been 2.88%.
***<F14> If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been (2.47%).

                           NOT PART OF THE PROSPECTUS

                              REYNOLDS FUNDS, INC.
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

o Information we receive from you on or in applications or other forms, correspondence or conversations.

o    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                 REYNOLDS FUNDS
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                                DENNIS N. MOSER
                             FREDERICK L. REYNOLDS
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                                   Suite 2200
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLP
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                                   CUSTODIAN
                                 U.S. BANK N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

   To learn more about the Reynolds Funds you may want to read the Reynolds Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Reynolds Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

   You also may learn more about the Reynolds Funds' investments by reading the Reynolds Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-773-9665. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website
(http://www.reynoldsfunds.com).

   Prospective investors and shareholders who have questions about the Reynolds Funds may also call the above number or write to the following address:

   Reynolds Funds, Inc.
   Wood Island, Third Floor
   80 East Sir Francis Drake Boulevard
   Larkspur, CA 94939
   www.reynoldsfunds.com

   The general public can review and copy information about the Reynolds Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Reynolds Funds are also available on the EDGAR database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

   Public Reference Section
   Securities and Exchange Commission
   Washington, D.C.  20549-0102

   Please refer to the Reynolds Funds' Investment Company Act File No. 811-05549, when seeking information about the Reynolds Funds from the Securities and Exchange Commission.